Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent events	Subsequent events
After the date of the balance sheet through the date of issuance of these consolidated financial statements, 1,200,000 Class B shares were converted into 1,200,000 Class A shares consistent with the conversion ratio discussed in Note 12 - Stockholders' equity. Furthermore, 794,681 Class A shares were issued as a result of options exercised and RSUs released.
On January 13, 2022, the €0.5 million held in escrow pursuant to Weekengo's acquisition, was released to the former shareholders.
On March 2, 2022, our trivago.ru domain and related mobile application was discontinued.
On March 1, 2022, the Company's Supervisory Board authorized a program to repurchase up to 10 million of the Company's American Depositary Shares (“ADS”), each representing one Class A share, during the period commencing March 7, 2022 and expiring no later than May 30, 2022. Purchases of ADSs may be made from time to time depending on share price and trading volume, and will comply with the parameters set by the Company's general meeting of shareholders for such ADS repurchases. In order to facilitate these repurchases, the Company intends to enter into a plan that is designed to comply with the provisions of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. The repurchases of ADSs will be funded from available working capital.